                                                                   EXHIBIT 99.20

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                   COLLECTION PERIOD          20
SERVICER REPORT DATE 12-Jun-01                     BEGINNING:           1-MAY-01
DISTRIBUTION DATE:   15-Jun-01                     ENDING:             31-MAY-01

                      ORIG PRINCIPAL      BEG PRINCIPAL       PRINCIPAL         INTEREST             TOTAL         END PRINCIPAL
                         BALANCE             BALANCE         DISTRIBUTION    DISTRIBUTION (*)     DISTRIBUTION        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
   CLASS A-1 NOTES   $ 125,000,000.00   $           0.00                 -   $          0.00                  -   $           0.00
   CLASS A-2 NOTES   $ 314,000,000.00   $  13,877,038.05   $ 13,877,038.05   $     75,629.86      13,952,667.91   $           0.00
   CLASS A-3 NOTES   $ 196,000,000.00   $ 196,000,000.00   $  6,035,893.00   $  1,102,500.00       7,138,393.00   $ 189,964,107.00
   CLASS A-4 NOTES   $ 151,800,000.00   $ 151,800,000.00   $          0.00   $    877,910.00         877,910.00   $ 151,800,000.00
----------------------------------------------------------------------------------------------------------------------------------
     NOTE TOTALS     $ 786,800,000.00   $ 361,677,038.05   $ 19,912,931.05   $  2,056,039.86  $   21,968,970.91   $ 341,764,107.00
----------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                             PRINCIPAL         INTEREST        END PRINCIPAL
                            DISTRIBUTION     DISTRIBUTION         BALANCE
-----------------------------------------------------------------------------
     CLASS A-1 NOTES                   -                -                   -
     CLASS A-2 NOTES         44.19438869       0.24085942                   -
     CLASS A-3 NOTES         30.79537245       5.62500000        969.20462755
     CLASS A-4 NOTES                   -       5.78333333      1,000.00000000
-----------------------------------------------------------------------------
       NOTE TOTALS           74.98976115      11.64919275      1,969.20462755
-----------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                   COLLECTION PERIOD          20
SERVICER RPT DATE:  12-Jun-01                      BEGINNING:           1-May-01
DISTRIBUTION DATE:  15-Jun-01                      ENDING:             31-May-01

       I. Note Distributable Amounts

                                                                                 Prin                Int               Total
                        Principal          Interest           Total         (per$1000/orig)    (per$1000/orig)    (per$1000/orig)
                    --------------------------------------------------------------------------------------------------------------
        CLASS A-1   $              -   $             -   $              -   $             -    $             -    $              -
        CLASS A-2   $  13,877,038.05   $     75,629.86   $  13,952,667.91   $   44.19438869    $    0.24085942    $    44.43524811
        CLASS A-3   $   6,035,893.00   $  1,102,500.00   $   7,138,393.00   $   30.79537245    $    5.62500000    $    36.42037245
        CLASS A-4   $              -   $    877,910.00   $     877,910.00   $             -    $    5.78333333    $     5.78333333
                    --------------------------------------------------------------------------------------------------------------
          TOTAL     $  19,912,931.05   $  2,056,039.86   $  21,968,970.91   $   74.98976115    $   11.64919275    $    86.63895390
                    --------------------------------------------------------------------------------------------------------------

      II. Pool Balance at the end of the Collection Period                                                      $   349,710,317.70

     III. Insurance Premium                                                                                     $        58,385.00

      IV. Spread Account Balance
            (A) Balance after Deposits/Withdrawals for prior Distribution Date                                  $    11,088,697.46
            (B) Balance after Deposits/Withdrawals for current Distribution Date                                $    11,430,643.83

       V. Spread Account Required Amount                                                                        $    10,491,309.53

      VI. Spread Account Withdrawals
            (A) Withdrawal to make required payments under 4.03                                                 $                0
            (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                         $                0

     VII. Servicing Fee                                                                                                 308,019.37

    VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                       $                0

      IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                   $                0

       X. Available Funds                                                                                       $    22,638,529.44

      XI. Insured Payment (if any)                                                                              $                0

     XII. Note Principal and Interest Carryover Shortfalls

                                  Note Principal          Note Interest
                               Carryover Shortfall      Carryover Shortfall              Total
                              -------------------------------------------------------------------
                CLASS A-1               $      0.00             $        0.00         $      0.00
                CLASS A-2               $      0.00             $        0.00         $      0.00
                CLASS A-3               $      0.00             $        0.00         $      0.00
                CLASS A-4               $      0.00             $        0.00         $      0.00
                              -------------------------------------------------------------------
                  TOTAL                 $      0.00             $        0.00         $      0.00

    XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                                 Current Distribution Date         Prior Distribution Date
                                      Note Principal                    Note Principal                     Change in Note
                                   Carryover Shortfall               Carryover Shortfall            Principal Carryover Shortfall
                                 -------------------------------------------------------------------------------------------------
                CLASS A-1                   $         0.00                    $       0.00                          $        0.00
                CLASS A-2                   $         0.00                    $       0.00                          $        0.00
                CLASS A-3                   $         0.00                    $       0.00                          $        0.00
                CLASS A-4                   $         0.00                    $       0.00                          $        0.00
                                 -------------------------------------------------------------------------------------------------
                  TOTAL                     $         0.00                    $       0.00                          $        0.00

                                   Prior Distribution Date         Current Distribution Date
                                        Note Interest                    Note Interest                      Change in Note
                                     Carryover Shortfall              Carryover Shortfall             Interest Carryover Shortfall
                                 -------------------------------------------------------------------------------------------------
                CLASS A-1                   $         0.00                    $         0.00                        $         0.00
                CLASS A-2                   $         0.00                    $         0.00                        $         0.00
                CLASS A-3                   $         0.00                    $         0.00                        $         0.00
                CLASS A-4                   $         0.00                    $         0.00                        $         0.00
                                 -------------------------------------------------------------------------------------------------
                  TOTAL                     $         0.00                    $         0.00                        $         0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                   COLLECTION PERIOD          20
SERVICER RPT DATE:  12-Jun-01                      BEGINNING:           1-May-01
DISTRIBUTION DATE:  15-Jun-01                      ENDING:             31-May-01

      IX. Delinquency Ratio

            A. Delinquency Statistics

                         Days                       Outstanding      Past Due
                      Delinquent         Units       Principal        Amount
                 --------------------------------------------------------------
                        31- 60             1028    10,234,627.42     691,809.18
                        61- 90              158     1,611,460.32     159,695.43
                       91- 120               24       222,318.93      27,832.53
                         121+                 0                -              -
                 --------------------------------------------------------------
                        TOTAL             1,210    12,068,406.67     879,337.14
                 --------------------------------------------------------------

            B. Delinquency Percentage

                 (1) Principal balance of delinquent contracts between 30 and 120 days                          $    12,068,406.67
                 (2) Pool Principal Balance Beginning of Collection Period                                      $   369,623,248.75
                 (3) Delinquency Percentage (Line 1/Line 2)                                                                   3.27%

       X. Principal Balance of repossessed Financed Vehicles in inventory                         Units              Principal
                                                                                                  -----         ------------------
                                                                                                      -         $             0.00

      XI. Liquidation Proceeds received from Defaulted Contracts                                                $       613,350.08

(*) For additional details on this amount please refer to the letter and schedule attached in the settlement distribution.

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                   COLLECTION PERIOD          20
SERVICER RPT DATE:  12-Jun-01                      BEGINNING:           1-May-01
DISTRIBUTION DATE:  15-Jun-01                      ENDING:             31-May-01

I. POOL BALANCE CALCULATION:

A.     Original Pool Balance                                                                                        794,746,210.70

B.     Beginning of Period Outstanding Pool Balance                                                                 369,623,248.75

C.     Monthly Principal Amounts

          (1) Monthly Scheduled Payments                                                                             10,501,893.09
          (2) Full Prepayments (excluding Purchased Receivables)                                                      8,003,916.07
          (3) Defaulted Contracts during period                                                                       1,409,240.92
          (4) Receivables becoming Purchased Receivables during period                                                           -
          (5) Other Receivables adjustments                                                                              (2,119.03)

          Total Monthly Principal Amounts                                                                            19,912,931.05

D.     Total Monthly Payments allocable to Interest                                                                   3,329,400.85

E.     End of period Outstanding Pool Balance                                                                       349,710,317.70

F.     Pool Factor                                                                                                        0.440028

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                              Class A-1         Class A-2          Class A-3          Class A-4
                                                              ---------       -------------     --------------      --------------
A.       Beginning of period Outstanding Principal Balance            -       13,877,038.05     196,000,000.00      151,800,000.00

B.       Noteholders' Principal Distributable Amount                  -       13,877,038.05       6,035,893.00                0.00
C.       Noteholders' Interest Distributable Amount                   -           75,629.86       1,102,500.00          877,910.00
                                                              --------------------------------------------------------------------
D.       Note Distributable Amount                                    -       13,952,667.91       7,138,393.00          877,910.00
E.       Note Principal Carryover Shortfall                           0                   0                  0                   0
F.       Note Interest Carryover Shortfall                            0                   0                  0                   0
G.       Insured Payment                                              0                   0                  0                   0

H.       End of period Outstanding Principal Balance                  -                   -     189,964,107.00      151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

           A. Available Funds in Collection Account:

                      (1)  Monthly Scheduled Payments on Receivables during period
                            (including partial prepays)
                              (a) Principal                                                                          10,501,893.09
                              (b) Interest                                                                            3,252,093.83
                      (2)  Full Prepayments collected during period
                              (a) Principal                                                                           7,574,714.87
                              (b) Interest                                                                               71,939.88
                      (3)  Net Liquidation Proceeds collected during period                                             738,942.58
                      (4)  Net Insurance Proceeds collected during period
                              (a) Principal                                                                             429,201.20
                              (b) Interest                                                                                5,367.14
                      (5)  Purchase Amounts deposited in Collection  Account                                                     0
                      (6)  Investment Earnings - Collection Account                                                      64,376.85

                      Total Available Funds in Collection Account                                                    22,638,529.44

           B. Available Funds in Payment Account:

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                   COLLECTION PERIOD          20
SERVICER RPT DATE:  12-Jun-01                      BEGINNING:           1-May-01
DISTRIBUTION DATE:  15-Jun-01                      ENDING:             31-May-01

                      (1) Available Funds transferred from Collection Account                                   $    22,638,529.44
                      (2) Amount withdrawn from Spread Account and deposited to Payment Account                 $                -
                      (3) Insured Payment deposited to Payment Account                                          $                -

                      Total Available Funds in Payment Account                                                  $    22,638,529.44

           C. Distributions from Payment Account:

                      (1) Monthly Servicing Fee                                                                         308,019.37
                      (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                               0
                      (3) Owner Trustee Fees (if paid from Available Funds)                                                      0
                      (4) Indenture Trustee Fees (if paid from Available Funds)                                                  0
                      (5) Insurance Premium                                                                              58,385.00
                      (6) Note Interest Distributable Amount
                              (a)   Class A - 1                                                                                  -
                              (b)   Class A - 2                                                                          75,629.86
                              (c)   Class A - 3                                                                       1,102,500.00
                              (d)   Class A - 4                                                                         877,910.00
                      (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                              (a)   Class A - 1                                                                                  0
                              (b)   Class A - 2                                                                                  0
                              (c)   Class A - 3                                                                                  0
                              (d)   Class A - 4                                                                                  0
                      (8) Note Principal Distributable Amount
                              (a)   Class A - 1                                                                                  -
                              (b)   Class A - 2                                                                      13,877,038.05
                              (c)   Class A - 3                                                                       6,035,893.00
                              (d)   Class A - 4                                                                                  -
                      (9)  Reimbursement Amounts Owing to Insurer                                                                0
                      (10) Spread Account Deposit (to increase to Required Amount)                                      303,154.16
                      (11) Indenture or Owner Trustee Fees (not paid under C)                                                    0
                      (12) Re-Liening Expenses                                                                                   0
                           (To the extent not paid by Servicer)
                      (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                   0
                      (14) After Servicer Default, remaining Available Funds deposited                                           0
                            in Note Distribution Account

                      Total Distributions                                                                            22,638,529.44

           D. Excess Available Funds  (or shortfall )                                                                            -

           E. Remaining Available Funds to holder of Residual Interest Certificate                                               0

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                  A. Available Funds Transferred from Collection Account to Payment Account                     $    22,638,529.44
                  B. Distributions required under 4.03 (a)(i) through (vii)                                     $    22,335,375.28
                  C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                         $                -
                  D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                              0

V.  SPREAD ACCOUNT BALANCE

                  A. Spread Account Balance After Deposit/Disbursements
                           (1) Beginning Spread Account Balance                                                 $    11,088,697.46
                           (2) Investment Income Deposited to Spread Account                                    $        38,792.21
                           (3) Withdrawal to make required payments under 4.03                                  $                -
                           (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                           0
                           (5) Deposit to Spread Account after Disbursements                                    $       303,154.16
                           (6) Spread Account Balance after Deposit/Disbursments                                $    11,430,643.83

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                   COLLECTION PERIOD          20
SERVICER RPT DATE:  12-Jun-01                      BEGINNING:           1-May-01
DISTRIBUTION DATE:  15-Jun-01                      ENDING:             31-May-01

                  B. Spread Account Required Amount                                                             $    10,491,309.53

                           (1) 3% of Pool Balance                                                               $    10,491,309.53
                           But in no event less than the lesser of (a) or (b)
                                     (a) .5% of Original Pool Balance                                           $     3,973,731.05
                                     (b) Outstanding Principal Amount of All Notes                              $   341,764,107.00

                  C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                           0

                  D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                         939,334.30

VI. INSURED PAYMENTS

                  A. Available Funds Transferred from Collection Account to Payment Account                     $    22,638,529.44
                  B. Available Funds Transferred from Spread Account to Payment Account                         $                0
                  C. Note Interest Distributable Amount                                                               2,056,039.86
                  D. Guaranteed Note Principal Amount                                                           $                0
                  E. Deficiency Amount                                                                          $                -
                      (Min:(Lines A+B-C-D) and $0.00)                                                           $                0
                  F. Preference Amount                                                                          $                0
                  G. Insured Payment (lines E+F)                                                                $                0

                       Note Principal          Note Interest
                    Carryover Shortfall      Carryover Shortfall              Total
     CLASS A-1               $      0.00             $        0.00         $      0.00
     CLASS A-2               $      0.00             $        0.00         $      0.00
     CLASS A-3               $      0.00             $        0.00         $      0.00
     CLASS A-4               $      0.00             $        0.00         $      0.00
   -----------------------------------------------------------------------------------
       TOTAL                 $      0.00             $        0.00         $      0.00

                  Current Distribution Date   Prior Distribution Date
                         Note Principal            Note Principal                  Change in Note
                      Carryover Shortfall       Carryover Shortfall         Principal Carryover Shortfall
     CLASS A-1                  $      0.00              $        0.00                         $      0.00
     CLASS A-2                  $      0.00              $        0.00                         $      0.00
     CLASS A-3                  $      0.00              $        0.00                         $      0.00
     CLASS A-4                  $      0.00              $        0.00                         $      0.00
   -------------------------------------------------------------------------------------------------------
       TOTAL                    $      0.00              $        0.00                         $      0.00

                  Current Distribution Date    Prior Distribution Date
                          Note Interest              Note Interest                   Change in Note
                      Carryover Shortfall       Carryover Shortfall          Interest Carryover Shortfall
     CLASS A-1                  $      0.00               $        0.00                        $      0.00
     CLASS A-2                  $      0.00               $        0.00                        $      0.00
     CLASS A-3                  $      0.00               $        0.00                        $      0.00
     CLASS A-4                  $      0.00               $        0.00                        $      0.00
                  ----------------------------------------------------------------------------------------
       TOTAL                    $      0.00               $        0.00                        $      0.00

VII.  CUMULATIVE NET INSURANCE PROCEEDS                                                                         $     7,439,046.20

VIII. DELINQUENCY RATIO

                  A. Delinquency Statistics

                   Days                  Outstanding          Past Due
                Delinquent    Units       Principal            Amount
           -------------------------------------------------------------
                  31- 60       1028    $ 10,234,627.42      $ 691,809.18
                  61- 90        158    $  1,611,460.32      $ 159,695.43
                  91- 120        24    $    222,318.93      $  27,832.53
                   121+           0    $             -      $          -
           -------------------------------------------------------------
                   TOTAL      1,210      12,068,406.67        879,337.14

                  B. Delinquency Percentage

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                   COLLECTION PERIOD          20
SERVICER RPT DATE:  12-Jun-01                      BEGINNING:           1-May-01
DISTRIBUTION DATE:  15-Jun-01                      ENDING:             31-May-01

                  (1) Principal balance of delinquent contracts between 30 and 120 days                         $    12,068,406.67
                  (2) Pool Principal Balance Beginning of Collection Period                                     $   369,623,248.75
                  (3) Delinquency Percentage (Line 1/Line 2)                                                                  3.27%

IX. CUMULATIVE NET LOSS RATIO

                       (1) Principal Balance of Defaulted Contracts in current Collection Period                $     1,409,240.92
                       (2) Cumulative Defaulted Contracts Including
                             Defaulted Contracts in current Collection Period                                   $    31,892,192.13
                       (3) Net Liquidation Proceeds collected during current Collection Period                  $       738,942.58
                       (4) Cumulative Net Liquidation Proceeds Including
                             Net Liquidation Proceeds in current Collection Period                              $    15,464,011.97
                       (5) Original Pool Balance                                                                $   794,746,210.70
                       (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                             2.067%

X. REPOSSESSED INVENTORY

                                                                                                  Units              Principal
                                                                                                  -----         ------------------
                       A. Principal Balance of repossessed Financed Vehicles (beg.)                   0                          -
                       B. Repossessed Financed Vehicles (Principal)                                             $     1,291,998.04
                       C. Net Liquidation Proceeds on repossessed Financed Vehicles (Principal)                 $       613,350.08
                       D. Realized losses on sale of repossessed Financed Vehicles (Principal)                  $       678,647.96
                                                                                                  --------------------------------
                       E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)         0         $                -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of June, 2001


                                             /s/ Marc L. Bourhis
                                             -----------------------------------
                                             Name:  Marc L. Bourhis
                                             Title: Treasurer